UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2017

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2017, Lydall, Inc. (“Lydall” or the “Company”) announced plans to form a new segment, Lydall Thermal/Acoustical Solutions, through the combination of its existing Thermal/Acoustical Metals and Thermal/Acoustical Fibers businesses. Scott M. Deakin, Lydall’s Executive Vice President and Chief Financial Officer, will serve as President of Lydall Thermal/Acoustical Solutions, effective immediately. Lydall has launched an external search for a new Chief Financial Officer. Mr. Deakin will continue to serve as Chief Financial Officer of the Company until his successor is appointed.

Section 8 – Other Events

Item 8.01	Other Events

As noted above, Lydall announced plans to form a new segment, Lydall Thermal/Acoustical Solutions, through the combination of its existing Thermal/Acoustical Metals and Thermal/Acoustical Fibers businesses. The Company expects to begin reporting for Lydall Thermal/Acoustical Solutions as a single consolidated segment starting in fiscal year 2018.

Cautionary Note Concerning Factors That May Affect Future Results

This report contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995, including statements about the planned consolidation of the Company’s current thermal/acoustical businesses and the future leadership of the consolidated Lydall Thermal/Acoustical Solutions segment. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future operating and financial performance of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future operating or financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties which include, among others, worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, execution of restructuring programs, disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, foreign currency volatility, swings in consumer confidence and spending, unstable economic growth, raw material pricing and supply issues, fluctuations in unemployment rates, retention of key employees and the recruitment of a new Chief Financial Officer, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, the Company’s actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Lydall’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10-K for the year ended December 31, 2016.

These forward-looking statements speak only as of the date of this report, and Lydall does not assume any obligation to update or revise any forward-looking statement made in this report or that may from time to time be made by or on behalf of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

August 30, 2017	By:	/s/ CHAD A. McDANIEL
Chad A. McDaniel
Senior Vice President, General Counsel and Chief Administrative Officer